Filed under Rules 497(e) and Rule 497(k)

Registration No. 002-83631

VALIC Company I

Emerging Economies Fund

(the “Fund”)

Supplement dated March 28, 2022

to the Fund’s Summary Prospectus and Prospectus, each dated

October 1, 2021, as supplemented and amended to date

Effective immediately, in the section of the Summary Prospectus entitled “Investment Adviser” and in the section of the Prospectus entitled “Fund Summary: Emerging Economies Fund – Investment Adviser,” the information in the table under the heading “Portfolio Managers” is deleted and replaced with the following:

Name and Title	Portfolio Manager of the Fund Since
Anuj Arora Managing Director and Back-up Manager	2011
Joyce Weng, CFA Executive Director and Lead Manager	2017
Harold Yu, CFA Vice President and Back-up Manager	2022

In the section of the Prospectus entitled “Management,” under the heading “Investment Subadvisers,” the seventh paragraph under J.P. Morgan Investment Management Inc. (“JPMIM”) is deleted in its entirety and replaced with the following:

The Emerging Economies Fund is managed by Joyce Weng, with Anuj Arora and Harold Yu providing back up. Ms. Weng is a portfolio manager covering the GEM Core strategies within the Emerging Markets and Asia Pacific (EMAP) Equities team based in New York and is the lead portfolio manager for the Fund. She was previously in the U.S. Equity Behavioral Finance team at JPMorgan. Prior to joining the Firm in 2010, Ms. Weng worked as a senior analyst at Goldman Sachs Asset Management. Ms. Weng holds a B.A. in Economics (cum laude) and an M.A. in Statistics from Harvard University and is a CFA charterholder. Mr. Arora, a Managing Director and JPMIM employee since 2006, is a portfolio manager for the Fund and is primarily responsible for portfolio construction. Harold Yu is a portfolio manager within the Emerging Markets and Asia Pacific (EMAP) Equities team based in London and is a portfolio manager for the Fund. Prior to this, he was a product analyst covering the GEM Core strategies. He joined the team in February 2014 from Aviva Investors, where he worked in equity derivatives. Mr. Yu obtained a B.A. in Mathematics and Economics from Grinnell College in 2011 and an M.Eng. in Financial Engineering from Cornell in 2013. Mr. Yu holds the FRM designation and is a CFA charterholder.

Capitalized terms used but not defined herein shall have the meanings assigned to them in the Summary Prospectus or Prospectus, as applicable.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.